SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

OWENS-ILLINOIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9576	22-2781933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One SeaGate
Toledo, Ohio 43666
(Address of Principal Executive Offices)

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(419) 247-5000

(Registrant’s telephone number, including area code)

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ITEM 12.                                              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2003, Owens-Illinois, Inc. (“the Company”) issued a press release setting forth its results of operations for the fiscal quarter ended June 30, 2003.

On July 23, 2003, the Company held its publicly announced quarterly conference call with investors and analysts, during which its results of operations for the second quarter of 2003 were discussed, including comparisons to results of operations for the second quarter of 2002.  Certain additional information presented by the Company during that conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Such information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2003	OWENS-ILLINOIS, INC.
(registrant)

	By:	/s/ Edward C. White
Name: Edward C. White
Its: Vice President and Controller

Exhibit Index

Exhibit 99.1	Additional information relating to results of operations for the second quarter of 2003.